SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

                           Filed by the Registrant |X|

                 Filed by a Party other than the Registrant |_|
                           Check the appropriate box:

                         |_| Preliminary Proxy Statement
                |_| Confidential, for Use of the Commission Only
                       (as permitted by Rule 14a-6(e)(2))

                         |X| Definitive Proxy Statement

                       |_| Definitive Additional Materials

               |_| Soliciting Material Pursuant to ss. 240.14a-12

                                    CDEX INC.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:
|_| Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:
2) Form, Schedule or Registration Statement No.:
3) Filing Party:
4) Date Filed:


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                                    CDEX INC.
                         1700 Rockville Pike, Suite 400
                            Rockville, Maryland 20852

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           to be held January 9, 2007

A Special Meeting of Stockholders of CDEX Inc., a Nevada corporation, will be held at 9:30 a.m., Mountain Standard Time, on Tuesday, January 9, 2007, in the Bonsai Suite at the Doubletree Hotel at Reid Park, located at 445 South Alvernon Way, Tucson, AZ 85711, telephone 520-881-4200, for the following purpose:

To approve an amendment to our Certificate of Incorporation to increase the number of shares of Class A common stock that we are authorized to issue from 50,200,000 shares to 100,000,000 shares.

The foregoing item of business and related matters are more fully described in the proxy statement accompanying this notice.


Further information regarding the meeting and the above proposals is set forth in the accompanying Proxy Statement. The Board of Directors has fixed the close of business on November 21, 2006 as the record date for the meeting, and only holders of common stock of record at such time will be entitled to vote at the Annual Meeting or any adjournments thereof. You are cordially invited to attend the Annual Meeting in person.


                                           By Order of the Board of Directors




                                           /s/ BD Liaw
                                           -----------
                                           BD Liaw, Chairman
                                           December 6, 2006




PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE A QUORUM, AS WELL AS YOUR REPRESENTATION, AT THE MEETING. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.


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                                    CDEX INC.
                         1700 Rockville Pike, Suite 400
                            Rockville, Maryland 20852

                                 PROXY STATEMENT

                            VOTING AND OTHER MATTERS

General

This Proxy Statement and accompanying Proxy Card are being furnished to stockholders in connection with the solicitation of proxies by the Board of Directors of CDEX Inc., a Nevada corporation (the "Company"), for use at a Special Meeting of Stockholders of the Company to be held at the in the Bonsai Suite at the Doubletree Hotel at Reid Park, located at 445 South Alvernon Way, Tucson, AZ 85711, telephone 520-881-4200, at 9:30 a.m., Mountain Standard Time, on Tuesday, January 9, 2007, and at any adjournments thereof (such meeting or adjournment(s) thereof referred to as the "Special Meeting"), for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Special Meeting of Stockholders. This Proxy Statement and the accompanying form of proxy card are first being mailed to stockholders on or about December 12, 2006.

Voting Securities and Voting Rights

The close of business on November 21, 2006, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting. As of the record date, there were issued and outstanding 37,245,409 shares of the Company's Class A common stock (the "Common Stock"), 6,675 shares of the Company's Series A preferred stock ("Preferred Stock"), all having a par value of $.005 per share. The presence, in person or by proxy, of the holders of a majority of (i) the outstanding shares of Class A common Stock, plus (ii) the number of shares of Class A common stock into which shares of Preferred Stock are convertible, on the record date is necessary to constitute a quorum at the Special Meeting. Each share of Class A common stock is entitled to one vote, and each share of Preferred Stock is entitled to one vote for each share of Class A common stock into which such share of Preferred stock is convertible, on all issues requiring a stockholder vote at the Special Meeting.

All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Special Meeting in accordance with the directions on the proxies. If no direction is indicated, the shares will be voted for the increase in authorized common stock described herein. The enclosed proxy, even though executed and returned, may be revoked at any time prior to the voting of the proxy (i) by the execution and submission of a revised proxy, (ii) by written notice to the Secretary of the Company or (iii) by voting in person at the Special Meeting.

Solicitation

The Company will pay for the cost of this solicitation and may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by certain of our directors and officers, personally or by telephone or email, without additional compensation.

Delivery of Proxy Materials to Households

The Securities and Exchange Commission has implemented a rule permitting companies and brokers, banks or other intermediaries to deliver a single copy of a proxy statement to households at which two or more beneficial owners reside. This method of delivery, which eliminates duplicate mailings, is referred to as "householding." Beneficial owners sharing an address who have been previously notified by their broker, bank or other intermediary and have consented to householding, either affirmatively or implicitly by not objecting to householding, will receive only one copy of this proxy statement.

If you hold your shares in your own name as a holder of record, householding will not apply to your shares.

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

Beneficial owners who reside at a shared address, at which a single copy of this proxy statement is delivered may obtain a separate proxy statement without charge by sending a written request to: CDEX INC., 1700 Rockville Pike, Suite 400, Rockville, Maryland 20852, Attention: Investor Relations, or by calling the Company at (301) 881-0080. The Company will promptly deliver a proxy statement upon request.

Not all brokers, banks or other intermediaries may offer the opportunity to permit beneficial owners to participate in householding. If you want to participate in householding and eliminate duplicate mailings in the future, you must contact your broker, bank or other intermediary directly. Alternately, if you want to revoke your consent to householding and receive separate annual reports and proxy statements for each beneficial owner sharing your address, you must contact your broker, bank or other intermediary to revoke your consent.


                                    PROPOSAL
                                    --------

                  AMENDMENT TO THE ARTICLES OF INCORPORATION TO
                    INCREASE AUTHORIZED CLASS A COMMON STOCK
                              TO 100,000,000 SHARES

General

The Company's current Articles of Incorporation, as amended, currently provide for an authorized capitalization consisting of 50,200,000 shares of Class A common stock, and 500,000 shares of preferred stock. As of November 9, 2006, there were 37,245,409 shares of Class A common stock outstanding. As of that date, of the 500,000 shares of authorized preferred stock, (a) 150,000 shares were designated as Series A Preferred stock and 6,675 shares of such Series A Preferred Stock were issued and outstanding and (b) 10,000 shares were designated as Series C 7% Convertible Redeemable Preferred stock and no shares of such Series C 7% Convertible Redeemable Preferred Stock were issued and outstanding (although the Company has received subscriptions for 1690 of such shares).

The Board of Directors believes that it is in the best interest of both the Company and its stockholders to increase the authorized shares of Class A common stock from 50,200,000 to 100,000,000 shares. We will continue to have 500,000 shares of preferred stock authorized for issuance on terms deemed appropriate by our Board of Directors. The 200,000 shares of Class B common stock previously outstanding have been retired effective as of June 2, 2006 and reclassified as Class A common stock.

Purpose

The Board of Directors believes that this increase in authorized shares is crucial in order for the Company to have available a sufficient number of shares of Class A common stock to allow it to take advantage of financing, acquisition and other business opportunities, which arise from time to time, in a timely manner without the delay of further stockholder approval (unless such approval is otherwise required by law or regulation or the applicable rules of any securities exchange or market). Future purposes for additional shares could include securing additional financing for the operation of the Company through the issuance of additional shares or securities convertible into additional shares, effecting acquisitions of other businesses, technologies or properties and issuance of shares of additional stock and options to employees as compensation. Although the Company has sufficient shares of Class A common stock to meet its existing obligations to issue Class A common stock, our ability to issue other rights convertible into shares of our Class A common stock or additional warrants and options is severely limited and impedes our ability to properly capitalize the Company.

At this time, the management of the Company is diligently working to secure short-term financing and is considering additional financing instruments that may include the issuance of common stock, possibly in conjunction with warrants to purchase additional common stock, a convertible debenture offering, an offering of preferred stock or a stock loan to secure an equity line. Individually or in combination, these investment instruments should serve to secure the current and short-term funding requirements of CDEX. The feasibility of any of them depends upon the availability of additional shares of Class A common stock as all of our current funding possibilities would require that the securities purchased by the investors be convertible into Class A common stock.

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

Effect of Issuance of Additional Shares of Class A Common Stock

The issuance by the Company of any additional shares of Class A common stock would dilute the equity interests of the existing holders of the Class A common stock. The newly authorized shares of Class A common stock will have voting and other rights identical to those of currently authorized shares of Class A common stock.

Effect of Stockholders' Failure to Approve the Additional Shares of Class A Common Stock

If the stockholders deny the Company's request for approval to raise the number of authorized Class A common stock, then the Company cannot issue additional Class A common stock or securities convertible into Class A common stock and it may be unable to obtain the necessary funding to finance its planned operations and strategic plan in the coming months. Without financing, the Company cannot sustain itself in the short-term and would need to discontinue operations.

Approval Required

Approval to amend the current Articles of Incorporation of the Company under the Nevada Revised Statutes requires the affirmative vote of the holders of a majority of (i) the outstanding shares of Class A common stock of the Company plus (ii) shares of Class A common stock into which outstanding shares of Preferred Stock are convertible.

The Board of Directors recommends a vote "For" this proposal to amend the Articles of Incorporation.


                      HOUSEHOLDING OF MEETING MATERIALS AND
                  DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS
              FOR THE COMPANY'S NEXT ANNUAL MEETING OF STOCKHOLDERS


The Securities and Exchange Commission rules permit registrants to send a single set of the annual report and proxy statement to any household at which two or more shareholders reside if the registrant believes they are members of the same family. Each shareholder will continue to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information shareholders receive and reduces the expense to the registrant. We are in the process of implementing these householding rules with respect to its record holders, and a number of brokerage firms have instituted householding which may impact certain beneficial owners of our Class A common stock. If your family has multiple accounts by which you hold Class A common stock, you may have previously received a householding notification from your broker. Please contact your broker directly if you have any questions, require additional copies of the proxy statement or annual report, or wish to revoke your decision to household, and thereby receive multiple reports. Those options are available to you at any time. Proposals of stockholders of the Company that are intended to be presented by such shareholders at the 2007 Annual Meeting must be received by the Company no later than October 31, 2006, in order to be included in the proxy statement and form of proxy relating to such meeting. SEC rules also establish a different deadline for submission of stockholder proposals that are not intended to be included in the Company's proxy statement with respect to discretionary voting. If a stockholder gives notice of such a proposal after the discretionary vote deadline, the Company's proxy holders will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at the Company's year 2007 Annual Meeting. The discretionary vote deadline for the 2007 Annual Meeting is January 5, 2007, 45 calendar days prior to the anniversary of the mailing date of the Company's last annual meeting proxy statement.


                            EXPENSES OF SOLICITATION

CDEX will bear the expenses of preparing and mailing this proxy material, as well as the cost of any required solicitation. In addition to this solicitation of proxies, the officers, directors and regular employees of CDEX, without receiving any additional compensation therefore, may solicit proxies by mail, telephone, or personal contact. CDEX will also request stockholders, banks and other fiduciaries to forward proxy material to their principals or customers who are the beneficial owners of shares and will reimburse them for reasonable out-of-pocket expenses incurred.


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

                                           By order of the Board of Directors


                                           /s/ BD Liaw
                                           -----------
                                           BD Liaw
                                           Chairman of the Board


December 6, 2006




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